China Direct Industries, Inc.

[NASDAQ: CDII]

Building our future in China

Safe Harbor Statement

This presentation contains forward looking statements and forecast financial statements concerning the future of the company that are intended to qualify for the safe harbors from liabilities, established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and forecast financial statements can be identified by such words as "believes", "anticipates", "plans", "expects", or words of similar impact. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, financing, competitive activity, and the possibility of future government regulations that may adversely affect the company. For more information about potential risks in investing in our company, please read our periodic filings at http://www.sec.gov

WHO WE ARE AND WHAT WE DO

- NASDAQ listed holding company headquartered in Deerfield Beach, Florida with 1000+ employees in the U.S. and China
- Own and manage numerous subsidiaries in two core business segments in China
  - Production and distribution of Magnesium related products branded as "The International Magnesium Group"
  - Basic materials distribution of chemicals, steel products, metal ores and various other industrial commodities
- Provide strategic advisory services for small to medium sized entities looking to access U.S. capital and enter global consumer markets
- Operate a U.S. based commodities trading business as a sourcing and distribution platform for our subsidiaries and our client companies

Our Business Philosophy

- Directly Participate in the Rapid Growth of the Chinese Economy
- Position Our Company in the High Growth Basic Industries Sector
- Achieve Maximum Growth Potential Through Majority Ownership Control
- Use a Systematic Acquisition Process that Mitigates Risks and Uncovers Favorable Valuations
- Acquire through Management Buy-in, not Management Buy-out
- Provide a Unique Model that Adds Value, Synergy, and Creates Monetization Opportunities

Recent Market Data – NASDAQ: CDII

Current Share Price (9/01/10)	$0.94	Market Cap	$30 MM
Revenue 9 months ended 6/30/2010	$77.6 MM	EPS (diluted) 9 months ended 6/30/2010	$(0.02) per share
Working Capital (6/30/10)	$37.1 MM	Current Ratio (6/30/10)	3.54
Cash (6/30/10)	$14.4 MM	Book Value per Share (6/30/10)	$1.61
Shares Outstanding	31.6 MM	52 Week Range	$0.86 – $2.67

OUR MAGNESIUM BUSINESS

IMG

INTERNATIONAL MAGNESIUM GROUP







www.MagnesiumGroup.com

MAGNESIUM – THE METAL OF THE FUTURE

- Stronger and lighter than steel and aluminum
  - 33% lighter than aluminum, 60% lighter than titanium, and 75% lighter than steel
- Feedstock for multiple industries:
  - Aluminum, die-casting, steel, and titanium
- Diverse product applications:
  - Automobile parts, consumer electronics, medicine and pharmaceuticals, aluminum cans, etc.
- China produces approximately 80% of worldwide supply
- Magnesium production nearly doubled in the past 10 years
- Magnesium is known as the green metal of the 21st century








Source: asianmetal.com

MAGNESIUM AND ALUMINUM PRICE CHART

Price has risen from $1,946 per metric ton in January 2007 to $2,707 in August 2010



7000
6000
5000
4000
3000
2000
1000
0
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Magnesium FOB China usd/mt Avg price
Aluminum Cash Prices usd/mt Avg price

(US$ / Metric Ton)

Source: asianmetal.com and lme.com

The Driving Force Behind Magnesium Demand

- Auto industry is the greatest end user of magnesium specifically magnesium alloying and die-casting
  - US Energy Law requires average fleet to increase MPG to 35 by 2020
  - EU Emissions Law requires automakers to cut CO2 emissions to 130 g/km by 2012 and 95 g/km by 2020
  - Automakers are looking to magnesium to reduce the weight of the vehicle, increase MPG and reduce CO2; a 10% reduction in vehicle weight leads to an estimated 6-8% savings in fuel consumption
  - Worldwide motor vehicle production at a rate of 61 million vehicles in 2009 represents substantial potential market for magnesium and its alloys

MAGNESIUM OPPORTUNITY IN AUTOMOBILES

Magnesium Vision 2020 Weight Reduction Strategy:

Vehicle Weight	Original (2006) (lb.)	Final (in 2020) (lb.)	Total (lb.)	Magnesium (lb.)	Weight Save (lb.)
Steel + Cast Iron	2,145	1,513	-632	+250	-382
Aluminum	278	130	-148	+90	-58
Polymer/composites	255	255			
Others	423	380	-43		-43
Rubber and Glass	249	232	-17		-17
			-840	+340	-500
Magnesium	10	350			
Total	3,360	2,860			

Source: U.S. Automobile Material Partnership (USAMP) Magnesium Vision 2020, released on Nov. 11, 2006

Cars Using Significant Quantities of Mg

GM Full Sized Vans – Savana & Express	57.86 lbs
Mercedes SLK V-8 Automatic	54.78 lbs
BMW 630 i	52.36 lbs
Mercedes CL V-8 Automatic	52.14 lbs
Audi A6-2, 8 Multitronic	44.66 lbs
GM Minivans – Safari & Astro	36.74 lbs
Ford F-150 Truck	32.78 lbs
VW Passat, Audi A4 & A6	31.90 lbs
Jaguar S	27.94 lbs
Audi TT	27.50 lbs
Porsche Boxster Roadster	21.78 lbs
Buick Park Avenue	20.90 lbs
Golf & Polo	20.24 lbs
DaimlerChrysler SLK Roadster	16.94 lbs







Source: IMA Association 2009 Taiyuan Magnesium Conference

OUR PRODUCTION FACILITIES AND EXPANSION OPPORTUNITY

	Our Current Facilities	Capacity (MT)
1	*Chang Magnesium*	10,000 Ingot
2	*Golden Magnesium*	12,000 Ingot
3	*Baotou Changxin Magnesium*	20,000 Ingot
4	*Ruiming Magnesium*	10,000 Powder and 4,000 Ingot
	Planned Acquisitions	**Capacity (MT)**
A	*Lingshi Magnesium*	12,000 Ingot
B	*Haixu Magnesium*	10,000 Alloy
C	*Qingcheng Magnesium*	18,000 Ingot
D	Rimian Magnesium	6,000 Ingot



Baotou
Hohhot
Inner Mongolia
Datong
Shuozhou
Shanxi Province
Hebei Province
Taiyuan
Jinzhong
Yangquan
Shijiazhuang
Pingyao
Yan'an
Changzhi
Shaanxi Province
Jincheng
Yuncheng
Xianyang
Xian
Henan Province
Luoyang
Kaifeng

Through our domestic and international distribution channels, we distribute magnesium products we produce and products produced by other suppliers to customers within China and International markets including Europe, Asia, Australia and North America

OUR ADVANTAGES

- ***Strategic location***: facilities located in areas rich in natural resources such as dolomite and ferrosilicon
- ***Pidgeon process***: shorter production cycles, and a more environmentally friendly production method compared to electrolysis production method
- ***Waste gas***: multi-year agreements with certain coke refineries to access their waste gas locking in long term energy cost savings compared to coal or gas generation
- ***HTAC/HPAC Advanced Technology***: a flameless combustion process that can improve thermal efficiency leading to energy savings of more than 50%
- ***International Presence***: through our China distribution network and U.S. headquarters we can directly market to Fortune 500 companies looking to secure large quantity supplies
- ***The IMG Brand***: the first magnesium brand in the industry that creates market awareness for high quality and dependable source of magnesium from a U.S. publicly held company

Capacity and Revenue Analysis

		Projected Revenue Scenarios Based on Full Capacity and Magnesium Price Variance/MT		
Capacity	**MT**	**$2,500**	**$3,000**	**$3,500**
Current Capacity	**56,000**	**$140,000,000**	**$168,000,000**	**$196,000,000**
Proposed Acquisition Capacity	**46,000**	**$115,000,000**	**$138,000,000**	**$161,000,000**
Total Potential Production Capacity	**102,000**	**$255,000,000**	**$306,000,000**	**$357,000,000**
Estimated Distribution Capacity	**35,000**	**$87,500,000**	**$105,000,000**	**$122,500,000**
Estimated Total Capacity	**137,000**	**$342,500,000**	**$411,000,000**	**$479,500,000**
Estimated Net Profit based on 10% Net Margin		**$34,250,000**	**$41,100,000**	**$47,950,000**
Estimated 2010 World Supply	**700,000**			
Estimated World Market Share	**20%**			

OUR BASIC MATERIALS DISTRIBUTION BUSINESS

Our Main Basic Materials Subsidiaries

Lang Chemical – Distributes synthetic chemicals throughout Eastern China

CDI Beijing – Distributes steel and non ferrous metals within China



Basic Materials Facts



- China's development of infrastructure and related construction is increasing at 10-15% per year, fueling demand for basic materials
- China's demands for chemicals, steel products, and non-ferrous metals continue to expand as industrial capacity continues to grow
- China's stimulus plan is aimed at the development of infrastructure, further fueling demand for basic materials.

Source: China Economic Information Network (http://ar.cei.gov.cn) & asianmetal.com

China Direct Investments - Our Advisory Services Business

- Assists private and public companies with access to U.S. public markets and with their business expansion into new international markets
- A customized "One Stop Shop"
  - Cross-border business consulting
  - Due diligence
  - M&A strategic planning and analysis
  - Developing and negotiating strategic partnerships
  - Legal and audit preparation
  - Capital raising
  - Exchange listing
  - Investor and public relations services
- Management has advised over 50 public companies and has been assisting Chinese companies for almost a decade
- Dedicated multilingual corporate management & financial staff in the U.S. and China

SERVICES WE PROVIDE

- Pre-market support
  - Business analysis and due diligence
  - Strategic planning and advice on corporate structure
  - Auditing and financial management, and assistance in GAAP accounting
  - Modeling and valuation analysis
  - Investor communication and road shows
  - SEC report filing and management
- Capital formation and exchange listing
  - Coordination and evaluation of alternatives
  - Reverse mergers and PIPEs
- Ongoing support system
  - SEC report management
  - Accounting services – Audit coordination
  - On-going financing assistance sourcing/evaluation
  - U.S. representation for investor and public relations

ARMCO metals

Sunwin International neutraceuticals

CAAH CHINA AMERICA HOLDINGS, INC

CHINA LOGISTICS GROUP

Our Recent Success

China Armco Metals, Inc. (AMEX:CNAM)

- Milestones
  - 6/08 – Reverse merger completed
  - 8/08 – Completed $7.6 million PIPE
  - 2/10 – Amex up-listing
  - 3/10 – $12 million capital infusion from warrant and stock option exercises
  - 4/10 – Completed $10 million PIPE



- Increased market cap, valuation, and liquidity
- Enabled the execution of Armco's ambitious business plan
  - Launched scrap metal recycling facility with production capacity of 1-million ton per year
  - Well positioned to be one of the 10 largest scrap metal recyclers in China



CDII Trading – Our Commodities Trading Business

- Engages in global purchases and sales of commodities
  - Product categories include: iron, copper, manganese, zinc, tungsten, and antimony ores, scrap steel, rare metals, petrochemicals, sugar, and related commodities
- Leverages our relationships in China, North America, Asia, South America, Africa, and Europe to meet China's insatiable demand for commodities
- Functions as additional distribution arm for our subsidiaries
- Assists our advisory service clients in procuring and selling various commodity products
- Partners with miners in natural resource rich nations in Central and South America

CDII Trading – Mexico

- Act as a dealer buying mineral ore products located throughout Mexico such as iron ore, manganese ore, and copper ore
- Ensure quality control by conducting inspections at bonded warehouses and staging area prior to loading on vessels
- Sell to end-users located throughout China



CDII TRADING – CHILE

- Fulfilling a niche market by funding independent miners seeking capital to exploit mineral rich mines
- Secure long term source of production directly from the mine owners
- Hands on management to facilitate mining operations and ensure stable supply
- Sell to end-users located throughout China





GROWTH STRATEGY FOR 2010 AND BEYOND

Internal

- Improve performance by investing in technology
- Expand current facilities where needed
- Create vertical and horizontal growth opportunities
- Expand reach of current products globally

External Acquisition

- Uncover favorable valuations in fragmented industries
- Isolate proven management teams

Potential Targets

Synthetic Chemical Manufacturing Company
Coolant Manufacturing Company
Vertical Expansion in Magnesium-Ferrosilicon

SELECTED FINANCIAL DATA

Income Statement	2008 (audited) For the Year Ended 12/31/08	2009** (audited) For the Transition Period Ended 9/30/09	2010 (unaudited) For Nine Months Ended 6/30/10
Revenue	$ 240.0 MM	$ 68.6 MM	$ 77.6 MM
Net Income	$ 17.7 MM*	$ (5.7) MM*	$ (0.4) MM
EPS (diluted)	$ 0.67*	$ (0.23)*	$ (0.02)
Balance Sheet	**2008 (audited) 12/31/08**	**2009** (audited) 9/30/09**	**2010 (unaudited) 6/30/10**
Cash	$ 14.2 MM	$ 12.9 MM	$ 14.4 MM
Working Capital	$ 37.5 MM	$ 31.0 MM	$ 37.1 MM
Total Assets	$ 107.4 MM	$ 80.5 MM	$ 83.7 MM
Shareholder Equity	$ 58.0 MM	$ 46.1 MM	$ 51.0 MM

*Non-GAAP (*Excludes non-cash items related to other than temporary impairment assets, other impairment charges related to loan write-offs, employee share based compensation, reserves for discontinued operations, and deductions related to preferred stock issuance*). See appendix 1.

** 2009 Transition period – January 1, 2009 through September 30, 2009

MANAGEMENT

James Wang, Ph.D. CEO and Chairman - is responsible for our China Operations. In 2001 Dr. Wang founded Genesis Technology Group, Inc. serving as President and Chairman of the Board of Directors from 2001-2004. Dr. Wang received a Bachelor of Science degree from the University of Science and Technology of China in Hefei, China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai, China in 1988, and his Ph.D. degree from the University of Arizona in 1994, Tucson, Arizona.

Andrew Wang, Executive Vice President and Chief Financial Officer - is responsible for management of financial reporting as well as internal accounting controls for our clients and our subsidiaries. Prior to joining China Direct Industries, Mr. Wang served as International Accounting and Project Manager for Healthways, Inc., (NASDAQ: HWAY) and International Finance Manager for Adtran, Inc., (NASDAQ: ADTN). Mr. Wang received a Bachelor of Arts Degree from the University of Southern California in 1986 and a Masters in Business Administration from Pepperdine University in 2001. Mr. Wang is a registered CPA in the State of Tennessee.

Yuwei Huang, Executive Vice President - is responsible for our magnesium segment. Mr. Huang is a pioneer in the magnesium industry in China; he has substantial expertise in magnesium production and distribution. He has served as General Manager of China Direct Industries' Chang Magnesium subsidiary since June 2006. Mr. Huang also serves as General Manager of Taiyuan Yiwei Magnesium Industry Co., Ltd. since founding the company in 1999.

Lazarus Rothstein, Executive Vice President, General Counsel and Secretary - is responsible for legal compliance and strategic planning. Mr. Rothstein has been practicing law for over 23 years. He has held senior legal positions at Elizabeth Arden, Inc., Sports Authority, Daleen Technologies, and Let's Talk Cellular & Wireless. Mr. Rothstein received his Bachelors of Science degree in Accounting from Florida State University, his Juris Doctor Degree from Nova Southeastern University Law School and has received an AV rating from Martindale-Hubble, the highest level of professional excellence.

SUMMARY

- U.S. based holding company actively managing portfolio of Chinese assets
- Poised to become the industry leader in pure magnesium production and distribution with monetization opportunities
- Focused management team with proven ability to drive investments and provide guidance for client companies
- Fosters trading opportunities around the globe
- Synergies among all three businesses to function as a bridge between China and other parts of the world
- Strong balance sheet with large capacity for growth

THANK YOU

China Direct Industries, Inc.

[NASDAQ: CDII]

Your Direct Link to China

Richard Galterio
Vice President
Public and Investor Relations
Tel: 732.642.7770
rgalterio@cdii.net

www.cdii.net

APPENDIX 1 – FY 2009 GAAP RECONCILIATION

Reconciliation of GAAP to Non-GAAP Net Income

The following table reconciles the calculation of net income per share on a basic and fully diluted basis from the amounts reported in accordance with generally accepted accounting principles ("GAAP") to such amounts before giving effect to employee share-based compensation expense and the fair value of warrants granted for services, provisional reserve for discontinued operations, other impairment charges—prepaid expenses and other current assets, realized loss on sale of marketable securities and realized loss on other-than-temporary-impairment on marketable securities. This disclosure is being provided as we believe it is meaningful to our investors and other interested parties to understand our operating performance on a consistent basis without regard to the anti-dilutive effects of the timing of these items. The presentation of the non-GAAP information titled "Non-GAAP net income" and "Non-GAAP loss" is not meant to be considered in isolation or as a substitute for net income or diluted income per share prepared in accordance with GAAP.

	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
		Unaudited
GAAP net income attributable to China Direct Industries	$ (27,858,995)	$ 18,153,164
Restricted Share-based compensation expenses - Employees (1)	1,694,277	1,672,263
Provisional reserve for discontinued operations (2)	7,362,039	-
Other impairment charges – Prepaid expenses and other current assets (3)	1,753,744	-
Realized loss on sale of marketable securities (4)	1,909,057	38,105
Realized loss on Other-Than-Temporary-Impairment on Marketable Securities (5)	9,466,329	-
Non-GAAP net income	$ (5,673,549)	$ 19,863,532
GAAP Earnings applicable to common stockholders	$ (27,939,920)	$ 11,726,070
GAAP Basic EPS	(1.13)	0.52
GAAP Diluted EPS	(1.13)	0.49
Non-GAAP net income reconciliation total (1)+(2)+(3)+(4)+(5)	22,185,446	1,710,368
Non-cash deducted related to Preferred Stock issuance:		
Relative Fair Value of warrants		2,765,946
Beneficial Conversion Feature		2,451,446
Non-GAAP Earnings applicable to common stockholders	(5,754,474)	18,653,830
Non-GAAP Basic EPS	(0.23)	0.83
Non-GAAP Diluted EPS	$ (0.23)	$ 0.77
Shares used in basic net income per-share calculation - GAAP	24,802,730	22,403,054
Shares used in basic net income per-share calculation - Non-GAAP	24,802,730	22,403,054
Shares used in diluted net income per-share calculation - GAAP	24,802,730	24,160,683
Shares used in diluted net income per-share calculation - Non-GAAP	24,802,730	24,160,683